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                                  EXHIBIT 10.3

                    AMENDMENT NO. 2 TO MASTER OPERATING LEASE

      This AMENDMENT NO. 2 TO MASTER OPERATING LEASE (this "AMENDMENT") is made effective as of October 1, 2000, by and between NHR/OP, L.P., a Delaware limited partnership ("LANDLORD") and National HealthCare Corporation ("TENANT"), under the following circumstances:

      WHEREAS, Landlord and Tenant are parties to that certain Master Operating Lease dated as of December 29, 1997, as amended by that certain Amendment No. 1 to Master Operating Lease dated as of January 1, 2000 (as amended, the "LEASE") whereby Landlord has leased to Tenant the "Properties Leased" (as defined in the Lease), which Properties Leased are described on Schedule A to the Lease (the "PREMISES"); and

      WHEREAS, Tenant desires to terminate the leases for the facilities (the "FLORIDA FACILITIES") described on Exhibit A attached hereto (the "FLORIDA LEASES"), but Tenant will continue to guarantee the payment obligations under the Florida Leases, as stated in the Lease, and will negotiate with the new tenant(s) the terms of any new leases for the Florida Facilities on behalf of Landlord.

      NOW THEREFORE, in consideration of the premises and the agreements and covenants contained herein, Landlord and Tenant agree that the Lease is amended and modified as follows:

      1. Landlord and Tenant acknowledge and agree that the Florida Leases are terminated effective as of October 1, 2000; provided, however, that Tenant shall continue to guarantee the payment obligations under the Florida Leases, as provided in the Lease. In addition, Tenant shall negotiate on Landlord's behalf the terms of any new lease(s) (each a "NEW LEASE") between any new tenant(s) and Landlord for the lease of the Florida Facilities. Landlord acknowledges and agrees that it will credit Tenant for the payment of any rent from any New Lease for the Florida Facilities with any amounts received by Landlord in excess of the amount guaranteed by Tenant to be paid to Tenant. Landlord and Tenant acknowledge and agree that in the event Landlord should require Tenant to submit payment under the Lease pursuant to its guarantee thereof, then Landlord shall provide written notice to Tenant and Tenant shall remit such payment to Landlord as soon as reasonably possible, but in no event to exceed ninety (90) days after receipt of such notice and supporting documentation. At Tenant's request, Landlord shall provide documentation reasonably satisfactory to Tenant setting forth the amount due and evidencing that Landlord has previously attempted to collect such amount from the New Tenant.

      2. Landlord and Tenant acknowledge and agree that in the event a New Lease for a Florida Facility is terminated or cancelled then the Florida Lease for that Florida Facility shall be reinstated as if never terminated between Landlord and Tenant and shall be immediately effective upon date of the termination or cancellation of the New Lease.

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      3. Except as amended by this Amendment, the Lease is not otherwise amended, and the Lease remains in full force and effect, as amended hereby. In the event of a conflict between the terms of this Amendment and the terms of the Lease, the terms of this Amendment shall control. Defined terms used in this Amendment not defined herein shall have the meaning set forth in the Lease.

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      IN WITNESS WHEREOF, Landlord and Tenant have executed this Amendment as of the date first above written.

                                LANDLORD:

                                NHR/OP, L.P., A DELAWARE LIMITED
                                PARTNERSHIP

                                By: NHR/Delaware, Inc., its General
                                    Partner

                                By: /s/ Richard F. LaRoche, Jr.
                                    ---------------------------------

                                Print Name: Richard F. LaRoche, Jr.

                                Title: Vice President and General Counsel

                                TENANT:

                                NATIONAL HEALTHCARE CORPORATION, A
                                DELAWARE CORPORATION

                                By: /s/ Robert G. Adams
                                    -------------------------------

                                Print Name: Robert G. Adams

                                Title: Sr. Vice President

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                                    EXHIBIT A

                          Florida Facilities and Leases

                        The Aristocrat (Naples, Florida)
              Charlotte Harbor Healthcare (Pt. Charlotte, Florida)
           The Health Center of Coconut Creek (Coconut Cree, Florida)
                  Imperial Health Care Center (Naples, Florida)
               The Health Center of Windermere (Orlando, Florida)
           The Health Center of Daytona Beach (Daytona Beach, Florida)
              The Place at Merritt Island (Merritt Island, Florida)
                      The Place at Stuart (Stuart, Florida)
                  The Place at Vero Beach (Vero Beach, Florida)

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